UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2005
ENTERASYS NETWORKS, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-10228 (Commission File Number)	04-2797263 (IRS Employer Identification No.)
50 Minuteman Road
Andover, MA 01810
(Address and zip code of principal executive offices)
Registrant’s telephone number, including area code: (978) 684-1000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into Material Definitive Agreement
ITEM 3.03. Material Modification to Rights of Security Holders
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger, dated as of November 11, 2005
Ex-4.1 Amendment No. 1 to the Rights Agreement, dated November 11, 2005
Ex-10.1 Amended and Restated Enterasys Performance Incentive Plan
Ex-10.2 Amended and Restated 2002 Change in Control Plan
Ex-10.3 Amended and Restated 2005 Change in Control Plan

ITEM 1.01. Entry into Material Definitive Agreement.
Agreement and Plan of Merger
     On November 11, 2005, Enterasys Networks, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gores ENT Holdings, Inc., a Delaware corporation (“Parent”), and ENT Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition”).
     Under the terms of the Merger Agreement, Acquisition will be merged (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation. At the effective time of the Merger, each outstanding share of common stock, par value $.01 per share, of the Company (the “Common Stock”) will be cancelled and converted into the right to receive $1.74 in cash, without interest. At the effective time of the Merger, each outstanding vested option will be cancelled and converted into the right to receive in cash, without interest, the product of (a) the excess, if any, of $1.74 over the exercise price per share of Common Stock for such option and (b) the number of shares of Common Stock then subject to such option.
     The Company has made customary representations, warranties and covenants in the Merger Agreement, including among others (i) not to (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide information in connection with alternative business combination transactions, (ii) to cause a meeting of the Company’s shareholders to be held to consider the adoption of the Merger Agreement and (iii) subject to certain exceptions, for the Company’s board of directors to recommend that the Company’s shareholders adopt the Merger Agreement and thereby approve the Merger and the other transactions contemplated by the Merger Agreement.
     Consummation of the Merger is not subject to a financing condition, but is subject to various other conditions, including approval of the Merger by the Company’s shareholders, expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. The companies expect to close the transaction during the Company’s first fiscal quarter of 2006.
     The Merger Agreement contains termination rights and provides that, upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to reimburse Parent for its transaction expenses up to $3,000,000 and that under specified circumstances, the Company will be required to pay Parent a termination fee of $10,000,000 ($15,000,000 if the circumstances requiring such a fee occur after January 31, 2005). Under specified circumstances, Parent will be required to pay the Company $15,000,000.
     In connection with the proposed Merger, the Company will prepare a proxy statement for the shareholders of the Company to be filed with the SEC. Before making any voting decision, the company’s shareholders are urged to read the proxy statement regarding the merger carefully in its entirety when it becomes available because it will contain important information about the proposed transaction. The Company’s shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Enterasys Networks, Inc., 50 Minuteman Road, Andover, Massachusetts, 01810 telephone: 978-684-1000, or from the Company’s website, http://www.enterasys.com.
     The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates.
     The foregoing summary of the proposed transaction and the Merger Agreement is subject to, and qualified in its entirety by, the Merger Agreement attached as Exhibit 2.1, and incorporated herein by reference.
Amendment to the 2005 Enterasys Incentive Performance Plan
     As previously disclosed, the Company’s board of directors amended the Enterasys Performance Incentive Plan (the “EPIP”) in August 2005 to permit the incentive compensation committee of the Company’s board of directors (the “Committee”) to fund the aggregate portion of employee bonuses attributable to individual and departmental performance objectives on a discretionary basis. These amendments are included in the amended EPIP filed herewith as Exhibit 10.1.
     On November 11, 2005 the Company’s board of directors approved further amendments to the EPIP. These amendments were designed to clarify provisions of the EPIP and to address the operation of the EPIP following a change of control of the Company. In the event of a change of control of the Company that is consummated before the Committee has made a funding determination with respect to any portion of the year covered by the EPIP, the bonuses based on corporate performance would be funded as if the Company had achieved its operating plan for that period (unless it is later determined that the Company exceeded its operating plan for that period, in which case bonuses would be paid based on actual results). Bonuses based on individual or departmental performance would be funded at 40% of target awards and allocated among individuals assuming each individual earned 40% of the individual’s target bonus.

     Following a change of control of the Company, awards under the EPIP would be paid on the earlier to occur of the date that annual EPIP payments are made based on corporate performance or March 15, 2005. If a person was employed by the Company on the date of the change of control but terminated without cause by the Company prior to the EPIP payment date, the individual would receive his or her EPIP payment within 5 days of termination of his or her employment.
     The EPIP as amended is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the amendments effected by the Company’s board of directors is subject to, and qualified in its entirety by, the amended EPIP filed herewith as Exhibit 10.1.
Amendment to the 2002 and 2005 Change in Control Plans
     On November 11, 2005, the Company’s board of directors approved amendments to the Enterasys Networks, Inc. 2002 Change in Control Plan (the “2002 CIC Plan”) and the Enterasys Networks, Inc. 2005 Change in Control Plan (the “2005 CIC Plan”).
The Company’s board of directors amended the 2002 CIC Plan to:
•	include provisions designed to permit the plan to comply with Section 409A of the Internal Revenue Code and the regulations thereunder;

•	clarify that accrued benefits for non-sales commission employees include any unpaid bonus for a completed fiscal year, including under the EPIP with respect to the 2005 fiscal year;

•	clarify the calculation of the compensation due to a sales-commission employee in the event the employee is entitled to severance benefits under the plan;

•	clarify that the calculation of severance benefits payable to the Company’s executive chairman would be the same as the Company’s chief executive officer under the plan, including that the executive chairman would be entitled to a tax “gross-up” payment;

•	clarify what constitutes “cause” for termination and require that the plan participant be provided with notice and an opportunity to cure if a proposed termination is due to willful failure to perform or gross negligence; and

•	clarify what constitutes “good reason” for termination and provide that a reduction of bonus opportunity would qualify as “good reason” for termination.
The Company’s board of directors amended the 2005 CIC Plan to:
•	clarify the eligibility requirements;

•	clarify that the “benefit continuation period” for participants below the level of vice president is six months;

•	clarify what constitutes “cause” for termination and require that the plan participant be provided with notice and an opportunity to cure if a proposed termination is due to willful failure to perform or gross negligence; and

•	clarify what constitutes “good reason” for termination and provide that a reduction of bonus opportunity would also qualify as “good reason” for termination.
The 2002 CIC Plan as amended is filed herewith as Exhibit 10.2 and incorporated herein by reference. The 2005 CIC Plan as amended is filed herewith as Exhibit 10.3 and incorporated herein by reference. The foregoing description of the amendments to the 2002 CIC Plan and the 2005 CIC Plan effected by the Company’s board of directors is subject to, and qualified in its entirety by, the amended 2002 CIC Plan and the amended 2005 CIC Plan filed herewith as Exhibit 10.2 and Exhibit 10.3, respectively.
ITEM 3.03. Material Modification to Rights of Security Holders.
Amendment to the Rights Agreement
     Immediately prior to the execution of the Merger Agreement, the Company amended the Rights Agreement, dated as of May 28, 2002, between the Company and EquiServe Trust Company, N.A. (the “Rights Agreement”), to provide that (i) none of Parent and Acquisition or any of their respective affiliates or associates shall become an “Acquiring Person” (as defined in the Rights Agreement), and (ii) a “Stock Acquisition Date” or “Distribution Date (as defined in the Rights Agreement) would not be deemed to have occurred.
     The foregoing description of the amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Amendment No. 1 to the Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
Forward-Looking Statements
     This Current Report and the exhibits furnished herewith contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to the completion of the Merger and the other transactions contemplated by the Merger Agreement. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the ability of the parties to the Merger Agreement to satisfy the conditions to closing specified in the Merger Agreement. More information about the Company and other risks related to the Company are detailed in the Company’s most recent annual report on Form 10-K for the fiscal year ended January 1, 2005, and its quarterly reports on Form 10-Q and current reports on Form 8-K as filed with the Securities and Exchange Commission. The Company does not undertake an obligation to update forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 11, 2005, by and among the Company, Gores ENT Holdings, Inc., and ENT Acquisition Corp.

Exhibit 4.1	Amendment No. 1 to the Rights Agreement, dated as of November 11, 2005, between the Company and EquiServe Trust Company, N.A.

Exhibit 10.1	Amended and Restated Enterasys Performance Incentive Plan

Exhibit 10.2	Amended and Restated 2002 Change in Control Plan

Exhibit 10.3	Amended and Restated 2005 Change in Control Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 11, 2005	By:	/s/ MARK ASLETT
Name: Mark Aslett
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of November 11, 2005, by and among the Company, Gores ENT Holdings, Inc., and ENT Acquisition Corp.

Exhibit 4.1	Amendment No. 1 to the Rights Agreement, dated as of November 11, 2005, between the Company and EquiServe Trust Company, N.A.

Exhibit 10.1	Amended and Restated Enterasys Performance Incentive Plan

Exhibit 10.2	Amended and Restated 2002 Change in Control Plan

Exhibit 10.3	Amended and Restated 2005 Change in Control Plan